Supplement dated February 28, 2020

to the Prospectus dated May 1, 2019 for

Dimensions III

to the Prospectuses dated May 1, 2018 for

Protective Variable Annuity B Series, C Series, L Series, ProtectiveRewards II, and Protective Rewards B2A

to the Prospectuses dated May 1, 2016 for

Protective Variable Annuity and Dimensions II

to the Prospectus dated December 5, 2014 for

ProtectiveAccess XL

to the Prospectus dated November 24, 2014 for

ProtectiveRewardsElite

to the Prospectus dated May 1, 2011 for

Protective Variable Annuity II

to the Prospectus dated May 1, 2010 for

ProtectiveValues Access

to the Prospectuses dated May 1, 2007 for

ProtectiveAccess and Protective Advantage

to the Prospectuses dated May 1, 2004 for

Elements Classic and Mileage Credit

to the Prospectus dated May 1, 2003 for

Elements Access

and to the Prospectus dated May 1, 2002 for

Elements Plus

Issued by

Protective Life Insurance Company

Protective Variable Annuity Separate Account

Supplement dated February 28, 2020

to the Prospectus dated May 1, 2015 for

Protective Variable Annuity NY B Series, C Series, L Series

to the Prospectus dated October 3, 2011 for

ProtectiveAccess XL NY

to the Prospectus dated October 1, 2011 for

ProtectiveRewards II NY and ProtectiveRewards Elite NY

and to the Prospectus dated May 1, 2002 for

Elements Classic and the Protective Variable Annuity

Issued by

Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

Supplement dated February 28, 2020

to the Prospectuses dated April 30, 2008 for

Protective RSG Preferred Plus and Protective RSG Advantage III

and to the Prospectus dated April 2, 2007 for

Protective FI Variable Annuity

Issued by

Protective Life Insurance Company

Protective Acquired Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On December 20, 2019, the President signed into law the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”).  The SECURE Act makes significant changes to laws governing individual retirement accounts and individual retirement annuities (collectively, “IRAs”) and

“defined contribution” retirement plans, such as 401(k) plans. The effective date for many of the provisions of the new law is January 1, 2020.

Accordingly, the prospectus for your annuity contract is revised to conform to the provisions of the SECURE Act as follows:

Increase in RMD Age

For IRA owners and plan participants who attain age 70 ½ after 2019 (i.e., were born on or after July 1, 1949), the age at which you must begin taking Required Minimum Distributions has increased to 72. This change does not apply to individuals who attained age 70 ½ before January 1, 2020 (i.e., were born on or before June 30, 1949).

Elimination of Age Limit for Contributions to Traditional IRAs

Before the enactment of the SECURE Act, an individual was prohibited from making additional annual contributions to a traditional (non-Roth) IRA after attaining age 70 ½.  The SECURE Act eliminated this limitation on contributions to traditional IRAs for tax years after December 31, 2019.

Changes to Timing of Death Benefit Distributions

Prior to the SECURE Act, beneficiaries of an annuity that was part of an IRA or defined contribution plan could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die.  EDBs include: (1) the owner’s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.

For information about your Contract, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 800-456-6330.

This Supplement Should Be Retained with Your Prospectus for Future Reference.